                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ----------------

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               ----------------

                                 CHEMICAL BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                NEW YORK                               13-4994650
    (STATE OF INCORPORATION IF NOT A      (I.R.S. EMPLOYER IDENTIFICATION NO.)
             NATIONAL BANK)


                                                         10017
            270 PARK AVENUE                            (ZIP CODE)
           NEW YORK, NEW YORK

    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                               WILLIAM H. MCDAVID
                                GENERAL COUNSEL
                                270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                              TEL: (212) 270-2611
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                               ----------------

                      INTERNATIONAL CABLETEL INCORPORATED
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               52-1822078
    (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)


                                                         10022
          110 EAST 59TH STREET                         (ZIP CODE)
           NEW YORK, NEW YORK

    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                               ----------------

                   7% CONVERTIBLE SUBORDINATED NOTES DUE 2008
                      (TITLE OF THE INDENTURE SECURITIES)

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

                                    GENERAL

ITEM 1. GENERAL INFORMATION

  Furnish the following information as to the trustee:

  (a)Name and address of each examining or supervising authority to which it is subject.

    New York State Banking Department, State House, Albany, New York 12110.

    Board of Governors of the Federal Reserve System, Washington, D.C.,
    20551

    Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

    Federal Deposit Insurance Corporation, Washington, D.C., 20429.

  (b)Whether it is authorized to exercise corporate trust powers.

  Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.

ITEM 16. LIST OF EXHIBITS

  List below all exhibits filed as a part of this Statement of Eligibility.

  1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

  2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

  3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

  4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-84460, which is incorporated by reference).

  5. Not applicable.

  6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

  7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

  8. Not applicable.

  9. Not applicable.

                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of July, 1996.

                                          CHEMICAL BANK

                                            /s/ Andrew M. Deck
                                          By___________________________________
                                            Andrew M. Deck
                                            Senior Trust Officer

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

                             EXHIBIT 7 TO FORM T-1

                                BANK CALL NOTICE

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                                 CHEMICAL BANK
                  OF 270 PARK AVENUE, NEW YORK, NEW YORK 10017
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
                    A MEMBER OF THE FEDERAL RESERVE SYSTEM,

                  AT THE CLOSE OF BUSINESS MARCH 31, 1996, IN
        ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.

                           ASSETS
                                                                DOLLAR AMOUNTS
                                                                 IN MILLIONS
                                                               ----------------
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.........          $  3,391
  Interest-bearing balances..................................             2,075
Securities:..................................................
Held to maturity securities..................................             3,607
Available for sale securities................................            29,029
Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
 and Agreement subsidiaries, and in IBF's:
  Federal funds sold.........................................             1,264
  Securities purchased under agreements to resell............               354
Loans and lease financing receivables:
  Loans and leases, net of unearned income...................  $73,216
  Less: Allowance for loan and lease losses..................    1,854
  Less: Allocated transfer risk reserve......................      104
                                                               -------
  Loans and leases, net of unearned income, allowance, and
   reserve...................................................            71,258
Trading Assets...............................................            25,919
Premises and fixed assets (including capitalized leases).....             1,337
Other real estate owned......................................                30
Investments in unconsolidated subsidiaries and associated
 companies...................................................               187
Customer's liability to this bank on acceptances outstanding.             1,082
Intangible assets............................................               419
Other assets.................................................             7,406
                                                                       --------
TOTAL ASSETS.................................................          $147,358
                                                                       ========

                              LIABILITIES
                                                              DOLLAR AMOUNTS
                                                               IN MILLIONS
                                                              --------------
Deposits
 In domestic offices......................................... $  45,786
 Noninterest-bearing................. 14,972
 Interest-bearing.................... 30,814
 In foreign offices, Edge and Agreement subsidiaries, and
  IBF's......................................................    36,550
 Noninterest-bearing.....................202
 Interest-bearing.....................36,348
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
 Edge and Agreement subsidiaries, and in IBF's Federal funds
 purchased                                                       11,412
 Securities sold under agreements to repurchase..............     2,444
Demand notes issued to the U.S. Treasury.....................       699
Trading liabilities..........................................    19,998
Other Borrowed money:
 With a remaining maturity of one year or less...............    11,305
 With a remaining maturity of more than one year.............       130
Mortgage indebtedness and obligations under capitalized
 leases......................................................        13
Bank's liability on acceptances executed and outstanding.....     1,089
Subordinated notes and debentures............................     3,411
Other liabilities............................................     6,778
TOTAL LIABILITIES............................................   139,615
                                                              =========
                            EQUITY CAPITAL
Common stock.................................................       620
Surplus......................................................     4,664
Undivided profits and capital reserves.......................     3,058
Net unrealized holding gains (Losses) on available-for-sale
 securities..................................................      (607)
Cumulative foreign currency translation adjustments..........         8
TOTAL EQUITY CAPITAL.........................................     7,743
                                                              ---------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK AND EQUITY
 CAPITAL..................................................... $ 147,358
                                                              =========

  I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                          WALTER V. SHIPLEY
                                          EDWARD D. MILLER    DIRECTORS
                                          THOMAS G. LABRECQUE


                                       5